The Next Generation Cannabis Platform

Cautionary Statement Regarding Forward-Looking Statements This presentation contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation as well as statements that may constitute "forward-looking statements" within the meaning of within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this presentation, including statements regarding our strategy, future operations, intended expansion of our retail operations and production capacity, intended expansion of our cultivation facilities, future financial position, projected costs, prospects, plans and objectives of management, are forward-looking statements. These forward-looking statements are based on Jushi’s current expectations and beliefs concerning future developments and their potential effects. As a result, actual results could differ materially from those expressed by such forward-looking statements and such statements should not be relied upon. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as “plans,” “expects” or “does not expect,” “is expected,” “budget,” “scheduled,” “estimates,” “forecasts,” “intends,” “anticipates” or “does not anticipate,” or “believes,” or variations of such words and phrases or may contain statements that certain actions, events or results “may,” “could,” “would,” “might” or “will be taken,” “will continue,” “will occur” or “will be achieved”. The forward-looking information and forward-looking statements contained herein may include but are not limited to, information concerning the expectations regarding Jushi, or the ability of Jushi to successfully achieve business objectives, and expectations for other economic, business, and/or competitive factors. Many factors could cause actual future events to differ materially from the forward-looking statements in this presentation, including risks related to the ability of Jushi to successfully and/or timely achieve business objectives, including with regulatory bodies, employees, suppliers, customers and competitors; changes in general economic, business and political conditions, including changes in the financial markets; changes in applicable laws; and compliance with extensive government regulation, as well as other risks, uncertainties and other cautionary statements in the Company’s public filings with the applicable securities regulatory authorities on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com. Should one or more of these risks, uncertainties or other factors materialize, or should assumptions underlying the forward-looking information or statements prove incorrect, actual results may vary materially from those described herein as intended, planned, anticipated, believed, estimated, or expected. Although the Company believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. The forward- looking information and forward-looking statements contained in this presentation are made as of the date of this presentation, and the Company does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to the Company or persons acting on its behalf is expressly qualified in its entirety by this notice. Operational Results Advisory Any statements regarding the Company's estimated operations following Q3 2022 do not present all information necessary for an understanding of the Company's current or future results of operations and undue reliance should not be placed on such estimates, all of which are "forward-looking information" and "forward-looking statements" subject to the risks and uncertainties described above. The Company is still in the process of finalizing its financial and operating results for the fourth quarter and full fiscal year ended December 31, 2022.

Jushi's Portfolio of Assets – January 2023

NUMBER OF OPERATING STORES*

Total	PA	VA	MA	NV	OH	IL	CA
37 (of 38)[(1)]	18	5 (of 6)[(1)]	2	4	1	4	3

CULTIVATION & PROCESSING FACILITIES

Total	PA	VA	MA	NV	OH	IL	CA
5	**Yes**	**Yes**	**Yes**	**Yes**	**Yes**	-	-
330k sq. ft.	123k sq. ft.	93k sq. ft.	50k sq. ft.	47k sq. ft.	17k sq. ft.		

7

Operating Markets

5

Operating Vertical Markets

~1,443

Jushi Employees**

* As of the end of January 2023 including one conditional license awarded in the Greater Peoria Region, IL to Jushi's partner Northern Cardinal Ventures, LLC, and another conditional license awarded in Culver City, CA, all subject to regulatory approvals
** As of the end of January 2023

3

Pennsylvania Highlights

PRIMARY MARKET DRIVERS

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Vertically Integrated with 18 Medical Dispensaries (out of 171[2]; ~11% of market)

18	~123k	~35k	10
Dispensaries	Sq. Ft. Facility	Sq. Ft. Canopy	Flower Rooms

~13M	842k	423k
PA Population[3]	Market Patients & Caregivers[4] (6.5% of Pop)	Market Active Patients[5] (3.3% of Pop)

Virginia Highlights

PRIMARY MARKET DRIVERS

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5 (of 6)[(1)] Dispensaries	**~93k** Sq. Ft. Facility	**~13k*** Sq. Ft. Canopy	**5*** Flower Rooms

~8.7M VA State Population[(6)]	**~2.5M** HSA II Population[(7)]	**~4.2k** Jushi Active Patients January 2022[(8)] (0.2% of Pop)	**~12.3k** Jushi Active Patients December 2022[(9)] (0.5% of Pop)

* Expected to be at full capacity of ~18k sq. ft. canopy and 7 flower rooms in the beginning of Q2 2023 subject to regulatory approvals

Market Penetration P E N N S Y LVA N I A M E D I C A L M A R K E T G RO W T H __ 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 0 100,000 200,000 300,000 400,000 500,000 600,000 700,000 800,000 900,000 Pennsylvania Market Patient and Caregiver Count(10) Patients and Caregivers % of State Population 726% Growth Since April 2019 6

Market Penetration V I RG I N I A M E D I C A L M A R K E T G RO W T H __ 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 1/1/22 2/1/22 3/1/22 4/1/22 5/1/22 6/1/22 7/1/22 8/1/22 9/1/22 10/1/22 11/1/22 12/1/22 1/1/23 Jushi's VA Active Patient Count(11) Patients % of HSAII Population 188% YoY 7

MA & NV Highlights

SECONDARY MARKET DRIVERS

MASSACHUSETTS

Vertically Integrated with 2 dispensaries

2 Dispensaries	**~50k** Sq. Ft. Facility
~17k* Sq. Ft. Canopy	**9** Flower Rooms

NEVADA

Vertically Integrated with 4 dispensaries

4 Dispensaries	**~47k** Sq. Ft. Facility
~9k Sq. Ft. Canopy	**12** Flower Rooms

*Expected to be at full capacity of ~28 sq. ft. canopy at the end of Q4 2023 subject to regulatory approvals

OH, IL & CA Highlights

DEVELOPING MARKET DRIVERS

OHIO

1	~17k	~2k	1
Dispensaries	Sq. Ft. Facility	Sq. Ft. Canopy [12]	Flower Rooms

ILLINOIS

4

Dispensaries

Plus, conditional license awarded in the Greater Peoria Region, IL to Jushi's partner Northern Cardinal Ventures, LLC subject to regulatory approvals

CALIFORNIA

3

Dispensaries

Plus, conditional license awarded in Culver City, CA subject to regulatory approvals

The Jushi Retail Experience

LEADING OMNICHANNEL EXPERIENCE

Jushi provides patients and customers with a frictionless retail experience.



Retail Design

Our carefully designed and inviting cannabis experience welcomes all levels of consumers.


Hello Club Rewards
200
200 Points Reward
Offers

Digital

Place your order online for express pickup, curbside or delivery and download our app for exclusive savings.



Products

We offer our customers an expansive variety of house products across all major categories and price points.

10

Next-Level Store Design L E A D I N G O M N I C H A N N E L E X P E R I E N C E __ 11 • Sleek Mid-Century Design • Ample Parking • Great Signage • Express Pickups Where Permitted • Built for Medical or Adult-use • Multiple Points of Sale • UX In-Store Design • Beyond TV •

Jushi's E-Commerce Platform – Our Largest Store

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https://jushico.com/e-com

LEADING OMNICHANNEL EXPERIENCE

Industry leading digital platform facilitating online ordering, dispensary discovery and customer engagement.

~64%

Order Online (Q3 22)

~19%

Menu Conversion Rate (Q3 22)

~$102

Avg. Cart Size (Q3 22)



12:13
beyond-hello.com — Private
Beyond Hello
CANNABIS DISPENSARY
Locations
Find your Beyond Hello
Browse by state
Enter location
500 mi
Alexandria, VA
5902 Richmond Hwy, Alexandria, VA 22303
DETAILS
PICKUP
DELIVERY
Ardmore, PA
35 Cricket Ave, Ardmore, PA 19003
DETAILS
SHOP MED
Arlington, VA
12:13
beyond-hello.com — Private
Beyond Hello
CANNABIS DISPENSARY
Hybrid
Sour Banana
Bank
97
Cache (3.5G)
THC 20.40%
$50.00/3.5g
Add to cart
Hybrid
Spritzer
Bank
24
Cache (3.5G)
THC 23.13%
$50.00/3.5g
Add to cart
Hybrid
Tropical Banana

12

Hello Club - Rewards App

JUSHI'S LEADING OMNICHANNEL EXPERIENCE

Scan to download our app on your phone.
https://jushico.com/thc-app

The Hello Club app provides our valued customers with a rewards program, in-app shopping and weekly app-exclusive deals. It's our most valuable retention tool.

~49k	~$40*
Downloads (As of 1/30/23)	Additional Monthly Spend / App User (13)



9:41
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THE Hello CLUB
200
Points Redeemable
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200 Points Reward
$10 Off
1000 Points Reward
9:41
Offers
Thanks for Joining! $10 off your next purchase.
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Happy Birthday! 25% off your next purchase.
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Veteran
Veteran Discount 10% Off
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Senior
Senior Discount 10% Off
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GET IT ON Google Play
Download on the App Store

*As of 1/5/23 and not including Pennsylvania data

Comprehensive Suite of Brands Across Portfolio

JUSHI'S LEADING OMNICHANNEL EXPERIENCE

Scan to check out the brands now on your phone!
https://jushico.com/our-brands

FLOWER	VAPE & CONCENTRATE	EDIBLES & TOPICAL

FLOWER

THE BANK


THE BANK

PACKAGED FLOWER & PRE-ROLLS

SĒCHĒ



PACKAGED FLOWER & PRE-ROLLS

VAPE & CONCENTRATE

THE LAB



SOLVENTLESS, LIVE RESIN & CURED CARTRIDGES, DISPOSABLES & CONCENTRATES

EDIBLES & TOPICAL

TASTEOLOGY



INFUSED CHEWS & CHOCOLATES

Nira+ Medicinals



TINCTURES & CAPSULES

14

Transforming Focus from High Growth to Profitability

COST SAVINGS & EFFICIENCY OPTIMIZATION

1,518	31	1,443	37
Headcount May 2022	Dispensaries May 2022	Headcount Jan 2023 (~5% decrease)	Dispensaries Jan 2023 (~19% increase)

Corporate

- Workforce reduced by 22% from 172 at the high to 135*
- Departmental budgets cut across the board 10 – 20%+ focusing on driving cost-savings and efficiencies

*As of the end of January 2023

Transforming Focus from High Growth to Profitability

COST SAVINGS & EFFICIENCY OPTIMIZATION

Retail

- From Jan '22 to Dec '22, monthly store-level labor cost went up ~5% while store-count went up 30% (from 27 to 35 open stores)
- Average retail employee count per dispensary from ~29 to ~23 employees per dispensary (from April 2022 to December 2022)
- Continue to optimize labor in retail locations to improve profitability

GP

- Right-sizing direct labor costs based on production KPIs for major GP facilities that have recently completed expansions (inc. PA, VA)
- Rationalization of National Team footprint by deploying most of formerly shared resources directly into facilities

Primary Markets Regulatory Updates Pennsylvania legislature expected to re-convene in late February • New Governor (Shapiro) is considered hands-on and looking to drive policy • On record as supporting an adult-use market (14) • Former Attorney General and is actively appointing both Republicans and Democrats to key positions in his administration • Members of both the House and Senate are in active conversations about adult-use legislation • Multiple bills – thought to be under consideration Virginia legislature currently in session • Topics of bills under consideration include: • Operational improvements to current medical program • Planning transition to cannabis-specific regulator • State-level 280E relief • Framework for commercial adult-use program • Regulation of hemp products __

Appendix

Jushi Leadership Team__ Jim Cacioppo CEO, Chairman & Founder Jon Barack President & Founder Michelle Mosier Chief Financial Officer Tobi Lebowitz Chief Legal Officer & Corporate Secretary Nichole Upshaw Chief People Officer 19

NO OFFERS This presentation does not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of securities of the Company in any jurisdiction in which an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. THIRD PARTY INFORMATION This presentation may include market and industry data which was obtained from various publicly available sources and other sources believed by the Company to be true. Although the Company believes it to be reliable, the Company has not independently verified any of the data from third-party sources referred to in this presentation or analyzed or verified the underlying reports relied upon or referred to by such sources, or ascertained the underlying assumptions relied upon by such sources. The Company does not make any representation as to the accuracy of such information. REGULATORY Potential investors are aware that the cannabis market is highly regulated, and that various permits and authorizations are necessary for the import, distribution, sale or other business activities related to medicinal cannabis. The respective regulations can be subject to change, which might affect the permits required. This presentation does not intend to advertise the products of the Company. Any reference to the products serves only the information of potential investors and shall not incite the purchase of the products. COPYRIGHT All brands and trademarks mentioned in this presentation and possibly protected by third parties are subject without restriction to the provisions of the applicable trademark law and the ownership rights of the respective registered owners. The mere fact that a trademark is mentioned should not lead to the conclusion that it is not protected by the rights of third parties. The copyright for published objects created by the Company remains solely with the Company. Any duplication or use of objects such as diagrams, sounds or texts in other electronic or printed publications is not permitted without the Company's agreement. CURRENCY All references to $ or “dollar” in this presentation are references to USD, unless otherwise indicated. Disclaimers__

Endnotes 2 1 • (1) Jushi plans to open one additional dispensary in Virginia subject to regulatory approvals. • (2) (Number of Pennsylvania dispensaries) https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/Medical%20Marijuana%20Dispensaries%20in%20Pennsylvania%20with%20Product.pdf; Cresco Labs • (3) (Population) https://www.census.gov/quickfacts/PA • (4) (5) (Pennsylvania Patients & Caregivers and Active Patients) https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Slides%20-%20November%2022,%202022.pdf • (6) (Virginia State Population) https://www.census.gov/quickfacts/VA • (7) (HSA II Population) https://www.census.gov/quickfacts/alexandriacityvirginia; https://www.census.gov/quickfacts/fact/table/fairfaxcountyvirginia,fairfaxcityvirginia,arlingtoncountyvirginia,alexandriacityvirginia/PST045222; https://www.census.gov/quickfacts/fact/table/princewilliamcountyvirginia,manassascityvirginia,loudouncountyvirginia,fairfaxcountyvirginia,arlingtoncountyvirginia,alexandriacityvirginia/PST045222 • (8) (9) (Jushi’s Active Patients January 2022 and December 2022) Active patient means a patient who picked up an order during the previous quarter at one of Jushi’s Virginia dispensaries. Virginia does not provide state level patient counts. • (10) (Pennsylvania Patients & Caregivers Count) https://www.pahomepage.com/news/102000-pennsylvanians-certified-to-purchase-medical-marijuana/; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/DOH%20MM%20Official%20Two%20Year%20Report%20-%20May%2015%202020.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/Meeting%20Minutes%20-%20Nov.%2010,%202020.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/PA%20DOH%20MMAB%20Presentation%20-%20May%2018%202021.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Presentation%20-%20November%2016,%202021.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Presentation%20-%20March%2022,%202022.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Powerpoint%20for%20July%2028,%202022.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Powerpoint%20Presentation%20-%20September%2027,%202022.pdf; https://www.health.pa.gov/topics/Documents/Programs/Medical%20Marijuana/MMAB%20Slides%20-%20November%2022,%202022.pdf • (11) (Jushi's VA Active Patient Count) Active patient means a patient who picked up an order during the previous quarter at one of Jushi’s Virginia dispensaries. • (12) In February 2023, Jushi's subsidiary was granted approval to expand to up to 6,000 square feet of cultivation area. • (13) Data is sourced from Springbig which doesn’t include PA data app users • (14) (Governor Shapiro on record for supporting an adult-use market) - https://www.abc27.com/pennsylvania/will-pennsylvania-legalize-marijuana-under-josh-shapiro/; https://www.cannabisbusinesstimes.com/news/gubernatorial-race-pennsylvania-governor-josh-shapiro-jushi-trent-woloveck/; https://www.witf.org/2022/10/14/pa-election-2022-where-doug-mastriano-josh-shapiro- stand-on-the-opioid-epidemic-medical-marijuana-and-other-health-issues/; https://www.marijuanamoment.net/pennsylvania-governors-race-exposes-marijuana-divide-between-pro-legalization-ag-and-gop-senator- who-called-reform-stupid-idea/; https://twitter.com/JoshShapiroPA/status/1507139146300723203; https://www.phillyvoice.com/pennsylvania-marijuana-legalization-shapiro-2023-recreational-bipartisan-bill/; https://www.inquirer.com/news/marijuana-laws-mastriano-shapiro-decriminalization-20221007.html __

Thank You Contact investors@jushico.com __